Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Coventure International Inc., a Delaware corporation (the “Company”), on Form 10-KSB/A for the year ending July 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), John Hromyk, Chief Executive Officer and Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John Hromyk

John Hromyk
Chief Executive Officer/Chief
Financial Officer
November 12, 2004

[A signed original of this written statement required by Section 906 has been provided to Coventure International Inc. and will be retained by Coventure International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]